Harland Clarke Holdings Corp. Q2 2013 Supplemental Financial Information August 2, 2013

Harland Clarke Holdings Corp. Adjusted Revenue and EBITDA Summary 1 Unaudited ($ in millions) Note: • Reconciliations to Adjusted Revenues and Adjusted EBITDA are included in the appendix • Although the acquisition of Faneuil by the Company closed on March 19, 2012, the Company has included Faneuil’s operations in its consolidated results for the entire first quarter of 2012 as required by GAAP since Faneuil and the Company were under common control during the pre-acquisition period. Q2 2012 Q2 2013 Q2 YTD 2012 Q2 YTD 2013 Adjusted Revenues Harland Clarke segment 273.4$ 278.7$ 562.9$ 554.4$ Harland Financial Solutions segment 69.5 83.6 139.2 161.2 Scantron segment 29.7 29.1 64.3 60.5 Faneuil segment 39.4 40.8 78.0 80.3 Eliminations (0.6) (0.8) (1.1) (1.4) Total 411.4$ 431.4$ 843.3$ 855.0$ Adjusted EBITDA Harland Clarke segment 78.8$ 89.5$ 163.5$ 180.7$ Harland Financial Solutions segment 23.0 31.4 42.0 58.9 Scantron segment 2.6 3.9 1.6 6.0 Faneuil segment 7.5 7.1 13.3 12.5 Corporate (3.6) (4.0) (7.4) (7.8) Total 108.3$ 127.9$ 213.0$ 250.3$ Less: Impact from GlobalScholar / Spectrum K12 (2.3) (1.9) (11.1) (7.8) Adjusted EBITDA excl. GlobalScholar / Spectrum K12 110.6$ 129.8$ 224.1$ 258.1$

2 Appendix

Harland Clarke Holdings Corp. Adjusted Revenue and EBITDA Reconciliations 3 Unaudited ($ in millions) Q2 2012 Q2 2013 Q2 YTD 2012 Q2 YTD 2013 Revenues 405.9$ 437.3$ 819.7$ 866.8$ Impact of acquisition accounting adjustments .5 (5.9) 23.6 (11.) Tot l 411.4$ 431.4$ 84 .3$ 855.0$ Q2 2012 Q2 2013 Q2 YTD 2012 Q2 YTD 2013 Net loss (7.7)$ (22.5)$ (30.6)$ (8.8)$ Interest expense, net 51.0 55.6 109.2 111.4 Benefit for income taxes (5.2) (15.5) (17.3) (7.2) Depreciation and amortization 54.2 48.0 105.8 94.9 EBITDA 92.3 65.6 167.1 190.3 Adjustments: Restructuring costs 3.7 6.7 5.0 13.3 Revaluation of contingent consideration - - (0.5) - Asset impairment charges - - - 0.9 Loss on early extinguishment of debt - 61.0 - 61.0 One-time, non-cash charge; change in revenue recognition 1.2 - 1.2 - Impact of acquisition accounting adjustments 1.9 (7.6) 29.1 (15.8) Transaction related expenses 1.0 2.4 1.6 2.6 Customer billings in excess of (deficit to) recognized revenues 8.1 (0.7) 9.2 (2.8) nusual legal expenses 0.1 - 0.3 - L ss from equity method investment - 0 2 - 0 4 Non-cash costs from discontinued products - 0.3 - 0.4 Adjusted EBITDA 108.3$ 127.9$ 213.0$ 250.3$ Less: Impact from GlobalScholar / Spectrum K12 (2.3) (1.9) (11.1) (7.8) Adjusted EBITDA excl. GlobalScholar / Spectrum K12 110.6$ 129.8$ 224.1$ 258.1$

Harland Clarke Segment Adjusted Revenue and EBITDA Reconciliations 4 Unaudited ($ in millions) Q2 2012 Q2 2013 Q2 YTD 2012 Q2 YTD 2013 Revenues 28 .2$ 287.0$ 579.7$ 57 .9$ Impact of acquisition accounting adjustments (8.8) (8.3) (16.8) (16.5) Tot l 273.4$ 27 .7$ 562.9$ 554.4$ Q2 2012 Q2 2013 Q2 YTD 2012 Q2 YTD 2013 Operating income 49.8 6 .2 95. 13 .2 D reciation and amortization 37 30 8 3 3 61 2 EBITDA 87 0 94 0 1 8 5 191 Adjustments: Restructuring costs 2.0 3.9 2.7 6.0 Asset impairment charges - - - 0.2 Impact of acquisition accounting adjustments (10.2) (8.4) (7.7) (16.9) Adjusted EBITDA 78.8$ 89.5$ 163.5$ 180.7$

Harland Financial Solutions Segment Adjusted Revenue and EBITDA Reconciliations 5 Unaudited ($ in millions) Q2 2012 Q2 2013 Q2 YTD 2012 Q2 YTD 2013 Revenues 58.2$ 8 .1$ 108.5$ 16 .0$ Impact of acquisition accounting adjustments 11.3 0.5 30.7 1.2 Tot l 69.5$ 83.6$ 1 9.2$ 16 .$ Q2 2012 Q2 2013 Q2 YTD 2012 Q2 YTD 2013 Operating income (loss) 1.0$ 22.6$ (6.8)$ 42.2$ Depreciation and amortization 9.5 9.3 18.6 18.2 EBITDA 10.5 31.9 11.8 60.4 Adjustments: estructuring costs 0 4 - 4 - Revaluation of contingent consideration - - (0.5) - One-time, non-cash charge; change in revenue recognition 1.2 - 1.2 - Impact of acquisition accounting adjustments 9.1 (0.7) 26.1 (1.7) Customer billings in excess of (deficit to) recognized revenues 1.8 0.2 3.0 0.2 Adjusted EBITDA 23.0$ 31.4$ 42.0$ 58.9$

Scantron Segment Adjusted Revenue and EBITDA Reconciliations 6 Unaudited ($ in millions) Q2 2012 Q2 2013 Q2 YTD 2012 Q2 YTD 2013 Revenues 28.7$ 27.2$ 58.8$ 57.1$ Impact of acquisition accounting adjustments 1.0 1.9 5.5 3.4 Tot l 29.7$ 29.1$ 64.3$ 60.5$ Q2 2012 Q2 2013 Q2 YTD 2012 Q2 YTD 2013 Operating loss (10.0)$ (5.2)$ (20.8)$ (12.1)$ Depreciation and amortization 4.4 5.4 8.8 10.4 EBITDA (5.6) 0.2 (12.0) (1.7) Adjustments: Restructuring costs 1.2 2.8 1.6 6.9 Asset impairment charges - - - 0.7 I pact of acquisition accounting adjustments 0. 1.5 5. 2.7 Customer billings in ex ess of (deficit to) recognized revenues 6 3 (0) 6 2 (0) Non-cash costs from discontinued products - 0.3 - 0.4 Adjusted EBITDA 2.6$ 3.9$ 1.6$ 6.0$ Less: Impact from GlobalScholar / Spectrum K12 (2.3) (1.9) (11.1) (7.8) Adjusted EBITDA excl. GlobalScholar / Spectrum K12 4.9$ 5.8$ 12.7$ 13.8$

Faneuil Segment Adjusted Revenue and EBITDA Reconciliations 7 Note: • Although the acquisition of Faneuil by the Company closed on March 19, 2012, the Company has included Faneuil’s operations in its consolidated results for the entire first quarter of 2012 as required by GAAP since Faneuil and the Company were under common control during the pre-acquisition period. Unaudited ($ in millions) Q2 2012 Q2 2013 Q2 YTD 2012 Q2 YTD 2013 Revenues 37.4$ 40.8$ 73.8$ 8 .2$ Impact of acquisition accounting adjustments 2.0 - 4.2 0.1 Tot l 39.4$ 40.8$ 78.0$ 8 .3$ Q2 2012 Q2 2013 Q2 YTD 2012 Q2 YTD 2013 Operating income 1.9$ 4.6$ 2.7$ 6.9$ D preciation and amortization 3.1 2.5 5.1 5.1 EBITDA 5 7.1 7 12 0 Adjustments: Restructuring costs 0.1 - 0.3 0.4 Impact of acquisition accounting adjustments 2.3 - 4.9 0.1 Unusual legal expenses 0.1 - 0.3 - Adjusted EBITDA 7.5$ 7.1$ 13.3$ 12.5$

Corporate Adjusted EBITDA Reconciliation 8 Unaudited ($ in millions) Q2 2012 Q2 2013 Q2 YTD 2012 Q2 YTD 2013 Operating loss (4.6)$ (6.4)$ (8.8)$ (10.4)$ Depreciation and amortization - - - - Other expense - - (0.2) - EBITDA (4.6) (6.4) (9.0) (10.4) Adjustments: Transaction related expenses 1.0 2.4 1.6 2.6 Adjusted EBITDA (3.6)$ (4.0)$ (7.4)$ (7.8)$

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